                                                                    EXHIBIT 99.2

  INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information presented below has been derived from the audited and unaudited historical financial statements of Dauphin Technology, Inc. and T & B Design, Inc. (f/k/a Advanced Digital Designs, Inc.), Advanced Technologies, Inc. and 937 Plum Grove Road Partnership (collectively "ADD") and reflects management's present estimate of pro forma adjustments, including a preliminary estimate of the purchase price allocations, which ultimately may be different. This pro forma information has been prepared utilizing historical financial statements of the Company and ADD. The unaudited pro forma condensed statements of operations gives effect to the acquisition as if the transaction was consummated as of the beginning of each period presented. This information should be read in conjunction with the historical financial statements and notes thereto. The pro forma financial data have been included as required by the rules and regulations of the Securities and Exchange Commission and are provided for comparative purposes only. This pro forma presentation does not purport to represent what our financial position or results of operations would actually have been if such transactions and events had in fact occurred on those dates or to project our results of operations for any future period.

Dauphin Technology, Inc. condensed consolidated financial information included in these pro forma financial statements is derived from its December 31, 1999 unaudited consolidated financial statements included in its Form 10-K for the period ended December 31, 1999 filed on March 29, 2000 and its June 20, 2000 unaudited consolidated financial statements included in its amended Form 10-Q/A for the six months ended June 30, 2000 filed on August 11, 2000. The condensed combined financial information of T&B Design Inc. (f/k/a Advanced Digital Designs, Inc., Advanced Technologies, Inc. and 937 Plum Grove Road Partnership (collectively "ADD"), included in these pro forma financial statements is derived form its December 31, 1999 unaudited financial statements and its June 30, 2000 unaudited financial statements included elsewhere in this filing.

                            Dauphin Technology, Inc.
   Unaudited Pro Forma Condensed Combined Statement of Operations for the Year
                             ended December 31, 1999

                                                                                  Pro forma
                                              Dauphin              ADD            Adjustments        Pro Forma
                                              -------              ---            -----------        ---------

Revenue                                    $  2,279,058       $           -       $          -      $  2,279,058
Consulting Revenue                                    -           3,234,435                  -         3,234,435

Cost of Revenue                               4,833,601           1,230,785                  -         6,064,386
                                           ------------       -------------       ------------      ------------

         Gross profit (loss)                 (2,554,543)          2,003,650                  -          (550,893)

Selling, General and Administrative
  Expenses                                    4,173,095             218,808          1,141,000(1)      5,532,903
Research and Development                        510,287                   -                  -           510,287
                                           ------------       -------------       ------------      ------------
         Earnings (loss) from
            Operations                       (7,237,928)          1,784,842         (1,141,000)       (6,594,083)

Interest expense                             (2,099,179)             (8,522)                 -        (2,107,701)

Interest income                                  30,800                   -                  -            30,800
Other income                                          -              54,022                  -            54,022
                                           ------------       -------------       ------------      ------------
         Earnings (loss) before
            Taxes                            (9,306,304)          1,830,342         (1,141,000)       (8,616,962)

Income Taxes                                          -              33,327                  -            33,327
                                           ------------       -------------       ------------      ------------

         Net income (loss)                 $ (9,306,304)      $   1,797,015       $ (1,141,000)     $ (8,650,289)
                                           ============       =============       ============      ============

Basic and diluted loss per share           $      (0.20)                                            $      (0.19)
                                           ============                                             ============

Weighted average number of common
  shares outstanding                         46,200,408                                               46,200,408
                                           ============                                             ============

                            Dauphin Technology, Inc.
 Unaudited Pro Forma Condensed Combined Statement of Operations for the
                         Six months ended June 30, 2000


                                                                       Pro forma
                                             Dauphin         ADD      Adjustments    Pro Forma
                                             -------         ---      -----------    ---------
Revenue                                    $    16,041   $        -   $        -    $    16,041
Consulting Revenue                                   -    1,684,283            -      1,684,283

Cost of Revenue                                123,411      601,090            -        724,501
                                           -----------   ----------   ----------    -----------

         Gross profit (loss)                (  107,370)   1,083,193            -        975,823

Selling, General and Administrative
    Expenses                                 1,861,049      135,363      570,500(1)   2,566,912
Research and Development                       250 858            -            -        250,858

                                           -----------   ----------   ----------    -----------
         Earnings (loss) from
            Operations                      (2,219,277)     947,830    ( 570,500)    (1,841,947)

Interest expense                               (54,202)      (2,287)           -        (56,489)

Interest income                                 13,810            -            -         13,810
Other income                                         -       26,992            -         26,992

                                           -----------   ----------   ----------    -----------
         Earnings (loss) before
            Taxes                           (2,259,669)     972,535    ( 570,500)    (1,857,634)

Income Taxes                                         -       14,600            -         14,600

                                           -----------   ----------   ----------    -----------

         Net income (loss)                 $(2,259,669)  $  957,935   $( 570,500)   $(1,872,234)
                                           ===========   ==========   ==========    ===========

Basic and diluted loss per share           $     (0.04)                             $     (0.03)
                                           ===========                              ===========

Weighted average number of common
    shares outstanding                      57,005,361                               57,005,361
                                           ===========                              ===========

                            Dauphin Technology, Inc.
              Unaudited Pro Forma Condensed Combined Balance Sheet
                                  June 30, 2000

                                                                                       Pro forma
                                                    Dauphin            ADD            Adjustments         Pro Forma
                                                 -------------     -----------     ---------------------------------
CURRENT ASSETS
Cash                                              $  4,014,815     $   226,752     $ (6,000,000) (2)   $    514,815
                                                                                      2,500,000  (3)
                                                                                       (226,752) (2)

Accounts receivable-Trade                              533,394         508,895         (508,895) (2)        533,394
                                                                             -
Allowance for Bad Debts                               (428,599)              -                             (428,599)

Accounts receivable-Employee                               118               -                                  118

Inventory                                            3,446,828               -                            3,446,828
Reserve for obsolescence                            (1,945,296)              -                           (1,945,296)

Prepaid expense                                        101,834               -                              101,834
                                                 -------------     -----------     ------------        ------------

                                                     5,723,094         735,647       (4,235,647)          2,223,094

INVESTMENTS IN RELATED PARTY                           290,000               -                              290,000

PROPERTY AND EQUIPMENT
   Building                                                  -         362,102           37,898  (2)        400,000
   Manufacturing and warehouse equipment               624,690               -                              624,690
   Leasehold improvements                              407,186               -                              407,186
   Plastic molds for the Orasis                        696,862               -                              696,862
   Computer equipment                                  249,732         111,811           (1,811) (2)        359,732
   Furniture, fixtures and other equipment             101,357          23,331           (8,331) (2)        116,357
                                                 -------------     -----------     ------------        ------------
                                                     2,079,827         497,244           27,756           2,604,827

   Accumulated depreciation                           (912,776)       (116,195)         116,195  (2)       (912,776)
                                                 -------------     -----------     ------------        ------------
                                                     1,167,051         525,000          143,951           1,692,051

GOODWILL                                                     -               -        5,500,000  (2)      5,500,000
                                                 -------------     -----------     ------------        ------------

                                                  $  7,180,145     $ 1,116,696     $  1,408,304        $  9,705,145
                                                 =============     ===========     ============        ============

                            Dauphin Technology, Inc.
         Unaudited Pro Forma Condensed Combined Balance Sheet -Continued
                                  June 30, 2000

                                                                                       Pro forma
                                                     Dauphin             ADD           Adjustments             Pro Forma
                                                  -------------     ------------     ------------------------------------
CURRENT LIABILITIES
Accounts payable                                  $     211,694     $     32,000     $   (32,000) (2)       $     211,694
Accrued expenses                                        121,742           47,101         (47,101) (2)             146,742
                                                                                          25,000  (2)
Current portion of long-term debt                       127,249           23,760         (23,760) (2)             127,249
                                                  -------------     ------------     -----------            -------------
                                                        460,685          102,861         (77,861)                 485,685

LONG TERM DEBT                                          150,399          239,974       6,000,000  (2)             150,399
                                                                                      (6,000,000) (2)
                                                                                        (239,974) (2)


OTHER LONG-TERM LIABILITIES                                   -           10,864         (10,864)                       -



SHAREHOLDERS' EQUITY
 Preferred stock                                              -                -                                        -
 Common stock                                            57,960                -             649  (3)              58,609
 Warrants                                             1,649,180                -                                1,649,180
 Paid-in capital                                     49,392,240                -       2,499,351  (3)          51,891,555
 Accumulated deficit                                (41,086,405)               -                              (41,086,405)
 Retained earnings                                            -          762,997        (762,997) (2)                   -
                                                  -------------     ------------     -----------            -------------
                                                      6,569,061          762,997       1,737,003                9,069,061
                                                  -------------     ------------     -----------            -------------

                                                  $   7,180,145     $  1,116,696     $ 1,408,304            $   9,705,145
                                                  =============     ============     ===========            =============

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Pro Forma Adjustments

The following pro forma adjustments have been made to the unaudited condensed consolidated statements of operations for the year ended December 31, 1999 and the six months ended June 30, 2000.

     (1) To record amortization expense of goodwill using a useful life of five years and to record depreciation expense using useful lives ranging from five to twenty-five years, as if the acquisition had been completed as of January 1, 1999.

     (2)  To record the purchase of assets of ADD and to eliminate the debt.

     (3) To record the drawdown of $2.5 million and the issuance of 648,618 shares.

The total purchase price for the acquisition will be allocated to acquired assets based on estimates of their fair values. The excess of the total purchase price over the allocations of fair value to the net assets acquired will be recorded as goodwill, which was calculated as follows for purposes of the pro forma presentations herein:

          Purchase considerations                     $6,000,000
          Direct acquisition costs                        25,000
                                                      ----------

          Total purchase price                         6,025,000

          Less: tangible assets acquired

                   Building                              400,000
                   Computer equipment                    110,000
                   Other equipment                        15,000
                                                      ----------

          Goodwill                                    $5,500,000
                                                      ==========

On July 31, 2000, the Company issued a drawdown notice to Techrich International Limited in connection with the common stock purchase agreement dated April 9, 2000, evidencing an equity draw down facility between the Company and Techrich. The common stock purchase agreement is more fully described in the Company's Prospectus Statement filed on Form S-1 dated July 21, 2000. During the first 11 days of the drawdown period, Techrich purchased 648,618 shares of the Company's common stock. These purchases resulted in aggregate proceeds of $2,500,000 being paid to the Company. These proceeds were used in the acquisition of ADD.